VOYA EQUITY TRUST

Voya Small Company Fund

(the "Fund")

Supplement dated April 4, 2022

to the Fund's Class A, Class C, Class I, Class R, Class R6, Class T and Class W Prospectus, Class P3 Prospectus, Summary Prospectuses (the "Prospectuses"), and related Statement of Additional Information (the "SAI"), each dated September 30, 2021

Effective on or about June 1, 2022, James Hasso will no longer serve as a portfolio manager for the Fund. Effective on or about June 1, 2022, all references to James Hasso as a portfolio manager for the Fund are hereby removed from the Fund's Prospectuses and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE